UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2023

FORBION EUROPEAN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41148	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732 838-4533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FRBN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FRBNW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FRBNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Business Combination

On October 31, 2023 (the “Closing Date”), Forbion European Acquisition Corp., a Cayman Islands exempted company and a special purpose acquisition corporation (“FEAC” or the “Company”), enGene, Inc., a corporation incorporated under the laws of Canada (“enGene”), and enGene Holdings Inc. (New enGene”) consummated the previously announced business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of May 16, 2023 (as amended, the “Business Combination Agreement”). As a result of the Business Combination, New enGene became a publicly traded company, with enGene, a subsidiary of New enGene, continuing the existing business operations. The ordinary shares and warrants of New enGene commenced trading on the Nasdaq Global Market under the symbols “ENGN” and “ENGNW,” respectively, on November 1, 2023.

The Business Combination was completed pursuant to the Business Combination Agreement through, among other things, the following series of transactions; terms used herein but not otherwise defined herein shall have the meaning set forth in Section 1.1 of the Business Combination Agreement:

•

on September 5, 2023, FEAC incorporated 15333881 Canada Inc., a corporation incorporated under the laws of Canada and a direct wholly owned subsidiary of FEAC (“Can Merger Sub”) and on September 6, 2023, New enGene incorporated enGene Cayman Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of New enGene (“Cayman Merger Sub”);

•

pursuant to a Sponsor and Insiders Letter Agreement entered into concurrently with the execution and delivery of the Business Combination Agreement (the “Sponsor and Insiders Letter Agreement”), on October 27, 2023, Forbion Growth Sponsor FEAC I B.V., a private limited liability company incorporated in The Netherlands (the “Sponsor”), surrendered, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the Sponsor to FEAC into private placement warrants of FEAC (“FEAC Private Placement Warrants”), 1,789,004 FEAC Class B Shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration (the “Surrender”), effective immediately prior to the Class B Conversion (as defined below);

•	on October 27, 2023, each FEAC Class B Share that remained outstanding following the Surrender was exchanged for one FEAC Class A Share (the “Class B Conversion”);

•

on October 30, 2023, Cayman Merger Sub merged with and into FEAC with FEAC as the surviving entity pursuant to a plan of merger under the laws of the Cayman Islands (the “Cayman Merger”), and pursuant thereto: (i) New enGene issued to the holders of FEAC Shares (including the Sponsor but excluding the holders of any dissenting FEAC Shares) New enGene Shares in exchange for such holders’ FEAC Shares and such FEAC Shares were not cancelled but were transferred to New enGene, (ii) FEAC thereby became a wholly owned subsidiary of New enGene, and (iii) each issued share of Cayman Merger Sub was exchanged for a FEAC Class A Share as the surviving entity, and Cayman Merger Sub (having merged into FEAC) ceased to exist as a separate entity by virtue of the Cayman Merger;

•

concurrently with the Cayman Merger, and effective at the same time the Cayman Merger became effective under Cayman Islands law, (i) New enGene assumed the warrants of FEAC to purchase one FEAC Class A Share at an exercise price of $11.50 per share, subject to adjustment (as so assumed, “New enGene Warrants”) pursuant to a warrant assignment, assumption and amendment agreement, (ii) FEAC as the entity surviving the Cayman Merger issued to New enGene a non-interest bearing demand promissory note payable denominated in Canadian dollars (“C$”) having a principal amount equal to the fair market value of the FEAC Warrants (as defined below) assumed by New enGene (“Note 3”) in consideration of the assumption by New enGene of obligations under the FEAC Warrants (as so assumed, New enGene Warrants), and (iii) New enGene redeemed the initial Class B common shares of New enGene held by the sole shareholder of New enGene for an amount equal to the amount of capital that the sole shareholder of New enGene contributed for purposes of the incorporation of New enGene (such transactions, together with the Cayman Merger, the “Cayman Reorganization”);

•

following the Cayman Reorganization, FEAC filed an election to change its classification for U.S. federal income tax purposes from a corporation to an entity disregarded as separate from its owner New enGene, to be effective as of the beginning of the Closing Date (the “U.S. Entity Classification Election” and, together with the Cayman Reorganization, the “FEAC Reorganization”);

•

on the Closing Date and pursuant to the Plan of Arrangement, subsequent to the FEAC Reorganization becoming effective and prior to the consummation of the PIPE Financing (as defined below), FEAC loaned to New enGene an amount equal to the total funds held in its Trust Account (subject to certain deductions described in the Business Combination Agreement), less the principal amount of Note 3 (together, the “Loan Amount”) in consideration for which New enGene issued a C$ denominated non-interest bearing demand promissory note to FEAC having a principal amount equal to the Loan Amount converted into its Canadian dollar equivalent based on 1.3833 (the C$:U.S.$ Bank of Canada daily exchange rate on the business day immediately prior to the Closing Date), following which FEAC sold to New enGene, and New enGene purchased, all of the outstanding common shares of Can Merger Sub for a purchase price of C$10 (the “Can Merger Sub Share Sale”);

•	following the Can Merger Sub Share Sale but prior to the Amalgamation, the PIPE Financing was consummated;

•

subsequent to the Can Merger Sub Share Sale and PIPE Financing, Can Merger Sub and enGene amalgamated pursuant to the Plan of Arrangement (the “Amalgamation” the date of the Amalgamation being the “Closing Date”), and pursuant to the Amalgamation, (i) each enGene Share outstanding immediately prior to the Amalgamation was exchanged for New enGene Shares at the enGene Exchange Ratio and each enGene Warrant outstanding immediately prior to the Amalgamation was exchanged for New enGene Warrants per the enGene Exchange Ratio; (ii) each Can Merger Sub share outstanding immediately prior to the Amalgamation was exchanged for one common share in the authorized share capital of the amalgamated entity; and (iii) in consideration for the issuance of New enGene Shares, the amalgamated entity issued its common shares to New enGene; and

•

following the Amalgamation, New enGene continued from being a corporation incorporated under and governed by the Canada Business Corporations Act to a company continued to and governed by the Business Corporations Act (British Columbia).

The transactions described above, together with the other transactions contemplated by the Business Combination Agreement, are hereinafter referred to as the “Transactions.”

The foregoing description of the Business Combination and the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which was filed with the Securities and Exchange Commission (“SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 22, 2023.

Holders of 10,379,144 FEAC Class A Shares elected to have their shares redeemed in connection with the Business Combination.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “FEAC,” “we,” “us,” and “our” refer to Forbion European Acquisition Corp.

Item 1.01.	Entry into a Material Definitive Agreement.

The Introductory Note to this Current Report on Form 8-K discusses the consummation of the Transactions and various other transactions and events contemplated by the Business Combination Agreement which took place on or prior to the Closing Date and is incorporated herein by reference. In addition, the information contained in the Company’s definitive proxy statement dated September 29, 2023, filed with the SEC, under the headings “The Business Combination Agreement” and “Ancillary Agreements Related to the Business Combination” is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, New enGene, FEAC, the Sponsor Holders (as defined in the Registration Rights Agreement) and the enGene Holders (as defined in the Registration Rights Agreement) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, New enGene granted the Sponsor Holders and the enGene Holders certain customary registration rights with respect to their respective Equity Securities (as defined in the Registration Rights Agreement) of New enGene, in each case, on the terms and subject to the conditions described therein.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Assumption Agreement

On October 30, 2023, FEAC, enGene, New enGene and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), entered into that certain Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”) pursuant to which New enGene assumed the warrants of FEAC to purchase one FEAC Class A Share at an exercise price of $11.50 per share, subject to adjustment (the “FEAC Warrants,” and as so assumed, “New enGene Warrants”).

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Warrant Assumption Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.02 by reference.

In connection with the consummation of the Business Combination, the following material agreements of the Company terminated in accordance with their terms:

(i) the Investment Management Trust Agreement, dated as of December 9, 2021, by and between the Company and Continental, pursuant to which Continental invested the proceeds of the Company’s initial public offering in a trust account; and

(ii) the Administrative Services Agreement, dated as of December 9, 2021, between the Company and the Sponsor, pursuant to which the Sponsor provided the Company with office space, secretarial and administrative services for up to $10,000 per month.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note above is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, New enGene notified the Nasdaq that the Business Combination had become effective and requested that the Nasdaq delist the FEAC units, FEAC Class A ordinary shares and public FEAC warrants. Nasdaq halted trading of FEAC’s securities at market close on October 31, 2023 and filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting the FEAC units, FEAC Class A ordinary shares and public FEAC warrants from the Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). New enGene (on behalf of FEAC) intends to file a certification on Form 15 with the SEC to deregister the FEAC securities and suspend FEAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 above is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Business Combination, a change in control of the Company occurred. Following the consummation of the Business Combination, the Company became a wholly owned subsidiary of New enGene, with the securityholders of the Company becoming securityholders of New enGene.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Business Combination on October 31, 2024, the following directors and officers of the Company resigned:

•

On October 31, 2023, each of (i) Mr. Jasper Bos and (ii) Mr. Cyril Lesser resigned as Chief Executive Officer and Chief Financial Officer, respectively, of the Company, effective on October 31, 2023 upon the completion of the Business Combination.

•

On October 31, 2023, each of (i) Mr. Sander Slootweg, (ii) Mr. Philip Astley-Sparke, (iii) Ms Hilde Steineger and (iv) Mr. Ton Logtenberg resigned as members of the board of directors of the Company, effective on October 31, 2023 upon the completion of the Business Combination.

•

On October 31, 2023, Mr. Wouter Joustra resigned as member of the board of directors of the Company, effective upon the completion of the liquidation of the Company under Cayman law, which is expected to take place on or before January 31, 2023.

All such resignations of the officers and directors of the Company were voluntary and not the result of any disagreement with the operations, policies or practices of the Company.

Item 7.01.	Regulation FD Disclosure

On November 1, 2023, New enGene issued a press release announcing the closing of the Business Combination. As a result of the Business Combination, New enGene became a publicly traded company, with enGene, a subsidiary of enGene Holdings, continuing the existing business operations. The ordinary shares and warrants of New enGene will commence to trade on the Nasdaq Global Market under the symbols “ENGN” and “ENGNW,” respectively, on November 1, 2023.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Warrant Assignment, Assumption and Amendment Agreement, dated as of October 30, 2023, by and among FEAC, enGene, New enGene and Continental Stock Transfer & Trust Company.*

10.1	Registration Rights Agreement, dated as of October 31, 2023, by and among enGene Holdings Inc., Forbion European Acquisition Corp. and each of the Holders identified therein.*

99.1	New enGene Press Release announcing the closing of the Business Combination, dated November 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2023

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Wouter Joustra
Wouter Joustra
Director